UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street,
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments – The Schedule of Investments for the three-month period ended January 31, 2013 is filed herewith.

The Asia Tigers Fund, Inc.

Portfolio of Investments

As of January 31, 2013 (unaudited)

No. of Shares	Description	Value

EQUITY SECURITIES-98.9%

CHINA-6.5%
Oil, Gas, & Consumable Fuels-3.2%
1,202,000	PetroChina Co., Ltd. (a)	$1,704,521

Wireless Telecommunication Services-3.3%
162,700	China Mobile, Ltd. (a)	1,778,995

	Total China (cost $2,100,787)	3,483,516

HONG KONG-26.8%
Commercial Banks-5.7%
188,000	HSBC Holdings PLC (a)	2,128,958
8,522	HSBC Holdings PLC-ADR	484,561
41,000	Wing Hang Bank, Ltd. (a)	429,880

		3,043,399

Distributors-1.5%
562,000	Li & Fung, Ltd. (a)	788,173

Food & Staples Retailing-1.7%
75,600	Dairy Farm International Holdings, Ltd.	922,320

Industrial Conglomerates-4.9%
69,500	Jardine Strategic Holdings, Ltd. (a)	2,658,876

Insurance-3.0%
400,000	AIA Group, Ltd. (a)	1,591,247

Real Estate Management & Development-7.7%
420,000	Hang Lung Properties (a)	1,586,009
1,045,000	Swire Pacific, Ltd. B (a)	2,549,959

		4,135,968

Semiconductors & Semiconductor Equipment-2.3%
98,100	ASM Pacific Technology, Ltd. (a)	1,239,010

	Total Hong Kong (cost $12,012,051)	14,378,993

INDIA-15.3%
Automobiles-1.5%
22,500	Hero Motocorp, Ltd. (a)	770,359

Commercial Banks-2.4%
57,706	ICICI Bank, Ltd. (a)	1,288,667

Construction Materials-2.5%
38,000	Ultratech Cement, Ltd. (a)	1,359,167

IT Services-3.5%
35,281	Infosys, Ltd. (a)	1,852,965

Pharmaceuticals-0.9%
13,000	Glaxosmithkline Pharmaceuticals, Ltd. (a)	500,726

Thrifts & Mortgage Finance-4.5%
164,000	Housing Development Finance Corp., Ltd. (a)	2,426,250

	Total India (cost $7,010,658)	8,198,134

INDONESIA-0.9%
Household Products-0.9%
217,500	PT Unilever Indonesia Tbk (a) (cost $469,563)	492,575

MALAYSIA-3.5%
Commercial Banks-2.3%
241,700	CIMB Group Holdings Bhd. (a)	560,849
140,000	Public Bank Bhd. (Foreign)	699,324

		1,260,173

Tobacco-1.2%
35,000	British American Tobacco Bhd. (a)	646,194

	Total Malaysia (cost $1,431,793)	1,906,367

PHILIPPINES-4.1%
Commercial Banks-2.1%
450,000	Bank of Philippine Islands (a)	1,107,871

Real Estate Management & Development-2.0%
1,500,000	Ayala Land, Inc. (a)	1,069,230

	Total Philippines (cost $1,320,044)	2,177,101

SINGAPORE-21.2%
Aerospace & Defense-2.9%
500,000	Singapore Technologies Engineering, Ltd. (a)	1,583,675

Airlines-1.8%
110,000	Singapore Airlines, Ltd. (a)	976,858

Commercial Banks-7.8%
423,000	Oversea-Chinese Banking Corp., Ltd. (a)	3,341,702
57,000	United Overseas Bank, Ltd. (a)	868,086

		4,209,788

Diversified Telecommunication Services-3.2%
600,000	Singapore Telecommunications, Ltd. (a)	1,695,750

Industrial Conglomerates-2.1%
120,300	Keppel Corp., Ltd. (a)	1,117,785

Real Estate Management & Development-3.4%
192,000	City Developments, Ltd. (a)	1,812,382

	Total Singapore (cost $8,852,768)	11,396,238

SOUTH KOREA-6.0%
Food & Staples Retailing-1.1%
2,660	E-Mart Co., Ltd. (a)	590,808

Semiconductors & Semiconductor Equipment-4.9%
963	Samsung Electronics Co., Ltd. (a)	1,281,208
1,700	Samsung Electronics Co., Ltd. Preferred (a)	1,324,706

		2,605,914

	Total South Korea (cost $2,045,015)	3,196,722

TAIWAN-5.8%
Semiconductors & Semiconductor Equipment-3.8%
596,583	Taiwan Semiconductor Manufacturing Co., Ltd. (a)	2,044,325

Wireless Telecommunication Services-2.0%
305,000	Taiwan Mobile Co., Ltd. (a)	1,085,226

	Total Taiwan (cost $1,762,337)	3,129,551

THAILAND-5.3%
Construction Materials-2.9%
60,200	Siam Cement Public Co., Ltd. (Foreign) (a)	934,102
43,000	Siam Cement Public Co., Ltd. NVDR (Foreign) (a)	640,207

		1,574,309

Oil, Gas, & Consumable Fuels-2.4%
230,000	PTT Exploration & Production PCL (Foreign) (a)	1,280,867

	Total Thailand (cost $2,552,791)	2,855,176

UNITED KINGDOM-3.5%
Commercial Banks-3.5%
71,000	Standard Chartered PLC (a) (cost $1,592,988)	1,890,122

	Total Common Stock-98.9% (cost $41,150,795)	53,104,495

Principal Amount
SHORT-TERM INVESTMENT-0.7%
REPURCHASE AGREEMENT-0.7%
UNITED STATES-0.7%
	$386,532	State Street Bank, 0.01% dated 01/31/13, due 02/01/13, proceeds at maturity $386,532 (Collateralized by $415,000 FNMA, 2.08%, due 11/02/22, Market Value $409,612)(cost $386,532)	386,532

		Total Investments-99.6% (cost $41,537,327)	53,491,027

		Cash and Other Assets in Excess of Liabilities - 0.4%	204,732

		Net Assets-100.0%	$53,695,759

Footnotes and Abbreviations

ADR	American Depository Receipts.
NVDR	Non-Voting Depository Receipts.
(a)	Security uses fair value as of January 31, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

Supplemental Information to the Portfolio of Investments

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principle exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on the foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participates would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund’s investments carried at fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 1/31/2013

Financials	$1,183,885	$22,651,212	$—	$23,835,097
Information Technology	—	7,742,214	—	7,742,214
Industrials	—	6,337,194	—	6,337,194
Telecommunications Services	—	4,559,970	—	4,559,970
Energy	—	2,985,388	—	2,985,388
Consumer Staples	922,320	1,729,578	—	2,651,898
Materials	—	2,933,476	—	2,933,476
Consumer Discretionary	—	1,558,532	—	1,558,532
Health Care	—	500,726	—	500,726
Repurchase Agreement	—	386,532		386,532

Total	$2,106,205	$51,384,822	$—	$53,491,027

The Fund held no level 3 securities at January 31, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended January 31, 2013, securities issued by Jardine Strategic Holdings, Limited and PTT Exploration & Production PCL, in the amounts of $2,658,876 and $1,280,867, respectively, transferred from Level 1 to Level 2 because there was a fair value factor applied at January 31, 2013. For the period ended January 31, 2013 there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held a repurchase agreement of $386,532 as of January 31, 2013.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and foreign currency translation.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses, foreign currency losses, capital gains taxes and investments in passive foreign investments companies.

(f) Federal Income Taxes:

At January 31, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $41,647,709, $12,264,875, $(421,557) and $11,843,318, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2. Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Asia Tigers Fund, Inc.

By:	/s/ Alan Goodson

Alan Goodson
Principal Executive Officer

Date: March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer

Date: March 26, 2013

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer

Date: March 26, 2013